EXHIBIT 99.1

               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

         The undersigned, Timothy L. McCue, is the President and Chief Executive Officer of Big Foot Financial Corp. (the "Company").

         This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

         By execution of this statement, I certify that:

                  A)   the Report fully complies with the requirements of
                       Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

                  B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

         This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.



Date:  November 1, 2002                 /s/ Timothy L. McCue
                                        ----------------------------------------
                                        Timothy L. McCue
                                        President and Chief Executive Officer



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               STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

         The undersigned, Michael J. Cahill, is the Senior Vice President and Chief Financial Officer of Big Foot Financial Corp. (the "Company").

         This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report").

         By execution of this statement, I certify that:

                 A)   the Report fully complies with the requirements of
                      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

                 B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

         This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.



Date:  November 1, 2002                  /s/ Michael J. Cahill
                                         ---------------------------------------
                                         Michael J. Cahill
                                         Senior Vice President
                                         and Chief Financial Officer